J.P. MORGAN FUNDS

JPMorgan Diversified Real Return Fund

(All Share Classes)

(a series of JPMorgan Trust I)

Supplement dated December 21, 2011 to the

Prospectus dated February 28, 2011

Effective immediately, the portfolio manager information for the JPMorgan Diversified Real Return Fund (the “Fund”) in the section titled “Management” in the Fund’s “Risk/Return Summary” is hereby deleted in its entirety and replaced with the following:

MANAGEMENT

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Anne Lester	2011	Managing Director
Jeffrey Geller	2011	Managing Director
Michael Feser	2011	Managing Director
Katherine Santiago	2011	Vice President
Maddi Dessner	2011	Executive Director
Nicole Fazio	2011	Vice President

In addition, the first paragraph in the section titled “The Fund’s Management and Administration — The Portfolio Managers” is hereby deleted in its entirety and replaced by the following:

The Fund is managed by JPMIM’s Global Multi-Asset Group (GMAG). The members of the GMAG team responsible for management and oversight of the Fund are Jeffery A. Geller, Anne Lester, Michael Feser, Katherine Santiago, Maddi Dessner and Nicole Fazio. In their capacity as portfolio managers, Mr. Geller, Ms. Lester, Mr. Feser, Ms. Santiago, Ms. Dessner and Ms. Fazio and the team of analysts manage the portfolio construction, investment strategy selection and tactical asset allocation processes for the Fund. Mr. Geller, Managing Director, has been a portfolio manager of the Fund since its inception and is Chief Investment Officer (CIO) for the Americas of GMAG. Before joining JPMIM in 2006, he was director of Hedge Fund Investments at Russell Investment Group, where he served as chairman of Russell’s hedge fund investment committee. Ms. Lester, Managing Director, has been an employee of JPMIM since 1992, a member of GMAG since 2000 and a portfolio manager of the Fund since its inception. Mr. Feser, Managing Director and CFA charterholder, has been an employee of JPMIM since 1994, a portfolio manager of the Fund since its inception and is head of quantitative research and portfolio management for GMAG, based in New York. Ms. Santiago, Vice President and CFA charterholder, has been an employee of JPMIM since 2005, a portfolio manager of the Fund since its inception and is an analyst in the GMAG. Ms. Dessner, Executive Director and CFA charterholder, has been an employee of JPMIM since 1995, a member of GMAG since 2005 and has been a portfolio manager of the Fund since December 2011. Ms. Fazio, Vice President and CFA charterholder, has been an employee of JPMIM and a member of GMAG since 2003 and has been a portfolio manager of the Fund since December 2011.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS FOR FUTURE REFERENCE

SUP-DRR-1211